UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 11, 2006

CCI Group, Inc.

(Exact name of Registrant as specified in charter)

Utah                           333-40954                    90-023951

(State or other jurisdiction    (Commission              (I.R.S. Employer

of incorporation)                     File Number)             Identification No.)

8 Sayers Path, Wainscott, New York                 11975

(Address of principal executive offices)                 (Zip code)

Registrant's telephone number, including area code: (646) 827-9733

.

 (Former name or former address, if changed, since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01

Changes in Registrant’s Certifying Accountant.

(a) Previous Independent Auditors

(i) On December11, 2006, the Company was notified by its independent accountant, Hansen, Barnett & Maxwell (“HBM”), that after reviewing its client list and evaluating each of its clients and reviewing HBM’s ability to mange risk and serve its clients on a timely basis that effective immediately it would no longer be able to provide the Company with audit and accounting services. A copy of such letter dated December 13, 2006 is filed as Exhibit 16.1 to this Form 8-K.

(ii) HBM’s audit reports on the financial statements for the years ended December 31, 2004 and 2005 were qualified for an uncertainty as to the Company’s ability to continue as a going concern. BDO’s audit reports for those periods contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles.

(iii) During the two most recent fiscal years ended December 31, 2004 and 2005 and the subsequent interim period through December 11, 2006, there were no disagreements with HBM on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to HBM’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

(iv) None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-B occurred within the years ended December 31, 2004 and 2005 or within the period from January 1, 2006 through December 11, 2006.

(v) The Company has provided HBM with a copy of the foregoing statements and requested that HBM furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such statements. A copy of such letter dated December 13, 2006 is filed as Exhibit 16.2 to this Form 8-K.

(b) New Independent Accountants

The Company engaged Kempisty & Company Certified Public Accountants, P.C. (“Kempisty”) which has its offices at 15 Maiden Lane, Suite 1003, New York, New York 10038  as its new independent auditors as of December 13, 2006. Prior to such date, the Company did not consult with Kempisty regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered by Kempisty on the Company’s financial statements; or (iii) any other matter that was the subject of a disagreement between the Company and its former auditors as described in Item 304(a)(1)(iv) of Regulation S-B. Nor prior to such date, did the Company receive any written or oral advice from Kempisty as to any accounting, auditing or financial reporting issue.

Item 9.01

Financial Statements and Exhibits

(c)

Exhibits

16.1

Letter from Hansen, Barnett & Maxwell dated December 11, 2006 resigning as the Company’s independent auditors

16.2

Letter from Hansen, Barnett & Maxwell dated December 13, 2006

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: December 15, 2006

CCI Group, Inc.

By: s/Fred W. Jackson, Jr.

       Fred W. Jackson, Jr.,

       President and Chief Executive Officer

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